UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2005
Date of Report (Date of earliest event reported)

VNUS Medical Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-50988 (Commission File Number)	94-3216535 (IRS Employer Identification Number)

2200 Zanker Road, Suite F
San Jose, California 95131
(Address of principal executive offices) (Zip Code)

(408) 473-1100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

Promotion of Scott H. Cramer

     On March 9, 2005, the Board of Directors of VNUS Medical Technologies, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved the promotion of Scott H. Cramer from Vice President of North American Sales to Senior Vice President of North American Sales.

Compensation of Officers

     On March 9, 2005, the Compensation Committee completed its annual performance and compensation review of the Company’s executive officers, other than the Chief Executive Officer, and approved compensation for performance during 2004. The following is a description of the compensation arrangements that were approved.

     Annual Base Salary

     The Compensation Committee approved changes in the base salaries of the following officers, effective as of January 1, 2005:

Executive Officer	Title	New Base Compensation
Timothy A. Marcotte	Chief Financial Officer and Vice	$209,000
	President, Finance and
	Administration

Scott H. Cramer(1)	Senior Vice President of North American Sales	$200,000

Robert G. McRae	Vice President, Manufacturing and Research & Development	$182,000

William A. Perry	Vice President, Worldwide Marketing and International Sales	$191,700

(1) Mr. Cramer will also receive a car allowance of $900 per month during 2005.

     Robert C. Colloton, Vice President, Account and Market Development resigned from the Company effective as of March 15, 2005 and was not eligible for an increase in base salary.

     Cash Bonus for Performance in 2004

     The Compensation Committee approved the following cash bonus payments for performance in 2004:

Executive Officer	Bonus
Brian E. Farley	$88,410
Timothy A. Marcotte	$34,076
Scott H. Cramer	$93,607
Robert G. McRae	$40,062
William A. Perry	$48,251
Robert C. Colloton	$47,033

     Cash Bonus Plan for 2005

     On March 9, 2005, the Board of Directors of the Company, upon the recommendation of the Compensation Committee of the Board, approved an executive bonus arrangement (the “Executive Bonus Plan”) for the Company’s executive officers at the level of Vice President and Senior Vice President.

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     Company Performance Bonus. The Executive Bonus Plan is structured so that Vice Presidents employed by the Company on December 31, 2005 will receive a cash bonus if the Company achieves a specified minimum performance threshold for any of following three financial performance goals for a quarter: (i) net revenue; (ii) dollars of operating profit and (iii) operating profit margin. The bonus amount, expressed as a percentage of the Vice President’s base salary for 2005, varies based upon the Company’s performance relative to a pre-established target for each financial performance category. Target performance for each category has been established at a level that is in excess of the Company’s current budgeted performance for 2005. Annual maximum, minimum and target bonus ranges for each performance category, as a percentage of target performance, are as follows:

Financial Performance	Company Performance	Bonus
Goal	to Target	Range
Net Revenue	Below 84% of Target	0%
	84% of Target	3%
	100% of Target	12%
	107% of Target or above	14%

Dollars of Operating Profit	Below 63% of Target	0%
	63% of Target	1%
	100% of Target	4%
	121% of Target	6%

Operating Profit Margin	Below 75% of Target	0%
	75% of Target	1%
	100% of Target	3%
	117% of Target	4%

     Bonus amounts for Vice Presidents will be determined quarterly and will be paid in an annual lump sum amount to each Vice President that is employed by the Company on December 31, 2005.

     Under the Executive Bonus Plan, the Senior Vice President, if employed by the Company at the end of a quarter, will receive a quarterly cash bonus for performance during 2005 as follows:

•	$18,000 if the Company achieves quarterly revenues at a specified target amount for that quarter, with a $360 increase in the bonus amount for each 1% that quarterly revenues exceed the target amount for the quarter and a $1,080 decrease in the bonus amount for each 1% that quarterly revenues are less than the target amount for the quarter; and

•	$4,500 if the Company achieves operating profit at a specified target amount for that quarter, with a $90 increase in the bonus amount for each 1% that quarterly operating profit exceeds the target amount for the quarter and a $270 decrease in the bonus amount for each 1% that quarterly operating profit is less than the target amount for the quarter.

     Individual Performance Bonus. Vice Presidents are entitled to receive a separate cash bonus of up to 6% of base salary based upon the achievement of individual performance objectives established for that Vice President. Individual objectives vary in detail and subject matter based on the Vice President’s department. Examples of individual objectives include on-time product launches, achievement of research and development team goals, achievement of third-party reimbursement goals and increasing international sales to a pre-established target.

     Any bonus amount payable following 2005 in respect of performance during 2005 is required to be paid within the first 2-1/2 months of 2006.

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     Stock Option Grants

     On March 9, 2005, the Company awarded incentive stock options with an exercise price of $10.76, the closing price of the Company’s common stock on that date, to the following officers and in the following amounts:

Number of Shares of Common
Officer	Stock Subject to Option
Scott H. Cramer	30,000
Timothy A. Marcotte	30,000
Robert G. McRae	20,000

     Each of the options were granted under the Company’s 2000 Equity Incentive Plan, as amended, vest at a rate of 1/48 per month from the date of grant until fully vested and expire on March 9, 2015. To the extent then vested and subject to expiration of the option, each option may only be exercised for 90 days following the option recipient’s termination of employment with the Company (other than upon the option recipient’s death or disability). If the option recipient’s employment terminates as a result of his death or total disability, the option recipient may exercise the option, to the extent vested on the date of such death or total disability and subject to the expiration of the option, for up to twelve months following such date. Each option is not transferable except by will or by the laws of descent or distribution.

Other Compensation

     The Compensation Committee is reviewing, and plans to establish, the base compensation, targeted cash bonus compensation and stock option grant of the Company’s Chief Executive Officer for 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VNUS MEDICAL TECHNOLOGIES, INC.
Date: March 16, 2005	By:	/s/ Timothy A. Marcotte
Timothy A. Marcotte
Chief Financial Officer and Vice President, Finance and Administration

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